Midstream/Energy Fund

KMF Quarterly Report

February 29, 2016

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. is a non-diversified, closed-end fund. We commenced operations on November 24, 2010. Our shares of common stock are listed on the New York Stock Exchange under the symbol “KMF.”

Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of February 29, 2016, we had total assets of $341 million, net assets applicable to our common stock of $210 million (net asset value of $9.55 per share), and 21.9 million shares of common stock outstanding. As of February 29, 2016, we held $256 million in equity investments, $35 million in debt investments and $43 million of cash and cash equivalents.

Recent Events

On March 30, 2016, our Board of Directors elected to reduce our quarterly distribution from $0.45 per share to $0.35 per share. See Management Discussion — Distributions to Common Stockholders for a discussion of the factors that the Board of Directors considers in determining our quarterly distribution.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 29, 2016.

Holding		Category(1)	Amount ($ millions)	Percent of Long-Term Investments
1.	Enbridge Energy Management, L.L.C.	Midstream MLP	$27.8	9.5%
2.	ONEOK, Inc.	Midstream Company	22.0	7.5
3.	Plains GP Holdings, L.P.(2)	Midstream Company	20.7	7.1
4.	Spectra Energy Corp.	Midstream Company	16.4	5.6
5.	KNOT Offshore Partners LP	Midstream Company	12.7	4.4
6.	Dynagas LNG Partners LP	Midstream Company	12.0	4.1
7.	Golar LNG Partners LP	Midstream Company	11.0	3.8
8.	GasLog Partners LP	Midstream Company	9.6	3.3
9.	Energy Transfer Partners, L.P.	Midstream MLP	9.6	3.3
10.	Macquarie Infrastructure Company LLC	Other Energy	9.4	3.2

			$151.2	51.8%

(1)	See Glossary of Key Terms for definitions.

(2)	We hold an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. Our ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP” which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Fund’s option. The amounts shown in the table include our current holdings of Plains GP as well as our interest in PAA GP.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Results of Operations — For the Three Months Ended February 29, 2016

Investment Income.    Investment income totaled $5.4 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $7.6 million of dividends and distributions, of which $4.0 million was treated as return of capital. Interest and other income was $1.8 million. We also received $1.0 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $9.5 million, including $1.4 million of investment management fees, $6.1 million of interest expense, $1.7 million of preferred stock distributions and $0.4 million of other operating expenses. Interest expense includes $4.5 million of prepayment penalties and accelerated interest associated with unsecured notes (“Notes”) redemptions during the quarter and $0.4 million of non-cash amortization and write-off of debt issuance costs. Preferred stock distributions include $0.8 million of prepayment penalties and accelerated dividends associated with mandatory redeemable preferred stock (“MRP Shares”) redemptions during the quarter and $0.3 million of non-cash amortization and write-off of offering costs.

Net Investment Loss.    Our net investment loss totaled $4.1 million.

Net Realized Losses.    We had net realized losses of $96.1 million, which included $0.5 million of net realized gains from option activity.

Net Change in Unrealized Losses.    We had a net increase in unrealized losses of $63.7 million. The net increase consisted of $63.6 million of unrealized losses from investments and $0.1 million of net unrealized losses from option activity.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $163.9 million. This decrease was comprised of a net investment loss of $4.1 million, net realized losses of $96.1 million and a net increase in unrealized losses of $63.7 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes and (d) interest expense and preferred stock distributions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 29, 2016
Distributions and Other Income from Investments
Dividends(1)	$7.6
Paid-In-Kind Dividends(1)	1.0
Interest and Other Income	1.8
Net Premiums Received from Call Options Written	0.2

Total Distributions and Other Income from Investments	10.6
Expenses
Investment Management Fee	(1.4)
Other Expenses	(0.4)
Interest Expense(2)	(5.7)
Preferred Stock Distributions(2)	(1.4)

Net Distributable Income (NDI)	$1.7

Weighted Shares Outstanding	21.8
NDI per Weighted Share Outstanding	$0.08

Adjusted NDI per Weighted Share Outstanding(2)(3)(4)(5)	$0.34

Distributions paid per Common Share(6)	$0.35

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Interest expense includes $4.5 million of prepayment penalties and accelerated interest related to the redemption of Notes. Preferred stock distributions include $0.8 million of prepayment penalties and accelerated dividends related to the redemption of MRP Shares. Adjusted NDI excludes the prepayment penalties, accelerated interest and accelerated dividends related to these redemptions.

(3)	Adjusted NDI includes $0.2 million of consideration received in two mergers that was intended to offset lower quarterly distributions as a result of such transactions. The two transactions were the mergers of Energy Transfer Partners, L.P. and Regency Energy Partners LP, and MarkWest Energy Partners, L.P. and MPLX LP. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include these amounts in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(4)	NDI includes $0.4 million write-off of interest income related to our debt investments in Energy & Exploration Partners, Inc., Goodrich Petroleum Corporation and Midstates Petroleum Company, Inc. Adjusted NDI excludes $0.1 million of this write-off that is related to interest earned in previous quarters.

(5)	Adjusted NDI includes $0.2 million distribution from Macquarie Infrastructure Company LLC with an ex-dividend date of March 1, 2016.

(6)	The distribution of $0.35 per share for the first quarter was paid on April 22, 2016.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

On March 30, 2016, our Board of Directors elected to reduce our quarterly distribution from $0.45 per share to $0.35 per share in light of continued weak conditions in the energy markets. During the quarter, our net distributable income declined due to the effects of further deleveraging, as well as significantly lower call option writing activities. During the current market downturn, we believe it is in the best interest of our shareholders to curtail our call option writing activities and, as a result, we will set our distribution based on the assumption that no call options will be written. The Board of Directors intends to review this policy as market conditions improve.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of Notes or

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

MRP Shares. The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

Liquidity and Capital Resources

At February 29, 2016, we had total leverage outstanding of $126 million, which represented 37% of total assets and was comprised of $91 million of Notes and $35 million of MRP Shares. At February 29, 2016, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or our unsecured revolving term loan (“Term Loan”). As of April 22, 2016, we had no borrowings outstanding under either our Credit Facility or Term Loan, and we had $38 million of cash and cash equivalents.

Our Credit Facility has a total commitment of $105 million and matures on November 21, 2016. The interest rate on outstanding loan balances may vary between LIBOR plus 1.50% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.25% per annum on any unused amounts of the Credit Facility. As a condition precedent to any borrowing under the Credit Facility, our net assets must be in excess of a minimum net asset value threshold determined pursuant to the terms of the Credit Facility. As of April 22, 2016, we were able to borrow under the Credit Facility because our net asset value was above the current threshold of $268 million.

Our Term Loan has a total commitment of $50 million and matures on July 25, 2019. Borrowings under the Term Loan accrue interest at a rate of LIBOR plus 1.30%. We pay a fee of 0.25% per annum on any unused amount of the Term Loan. As a condition precedent to any borrowing under the Term Loan, our net assets must be in excess of a minimum net asset value threshold determined pursuant to the terms of the Term Loan. As of April 22, 2016, we were unable to borrow under the Term Loan because our net asset value was below the current threshold of $488 million.

At February 29, 2016, we had $91 million of Notes outstanding. During the first quarter, we redeemed $94 million of Notes to manage our leverage ratios. The table below sets forth a summary of those redemptions. As of April 22, 2016, we had $91 million of Notes outstanding that mature between 2021 and 2023.

Date of Redemption	Notes Series	Principal Redeemed ($millions)	Rate	Maturity	Redemption Price
12/7/15	A	$5	3.93%	3/3/16	100.6%
12/7/15	B	15	4.62	3/3/18	106.7
12/14/15	B	20	4.62	3/3/18	106.5
12/14/15	C	20	4.00	3/22/22	102.0
1/12/16	B	19	4.62	3/3/18	106.7
2/18/16	B	6	4.62	3/3/18	102.0
2/18/16	C	9	4.00	3/22/22	102.0

		$94

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

At February 29, 2016, we had $35 million of MRP Shares outstanding. During the first quarter, we redeemed $35 million of MRP Shares to manage our leverage ratios. The table below sets forth a summary of those redemptions. As of April 22, 2016, we had $35 million of MRP Shares outstanding that are subject to mandatory redemption in 2021.

Date of Redemption	MRP Shares Series	Liquidation Value Redeemed ($millions)	Rate	Mandatory Redemption Date	Redemption Price
12/24/15	B	$10	4.50%	3/22/20	102.0%
2/16/16	B	20	4.50	3/22/20	102.0
2/16/16	C	5	4.06	7/30/21	102.0

		$35

On December 16, 2015, FitchRatings downgraded the rating on our MRP Shares to “A” from “AA” and affirmed the existing “AAA” rating assigned to our Notes.

At February 29, 2016, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 369% for debt and 266% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 400%, but at times we may be above or below our target depending on market conditions as well as certain other factors, including our total leverage asset coverage ratio and the basic maintenance amount as stated in our rating agency guidelines.

As of February 29, 2016, our total leverage consisted of 100% fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.99%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 139.3%
Equity Investments(1) — 122.4%
Midstream Company(2) — 62.8%
Capital Product Partners L.P.(3)	334	$1,119
Capital Product Partners L.P. — Class B Units(3)(4)(5)	606	3,340
Dynagas LNG Partners LP(3)	1,296	12,044
GasLog Partners LP(3)	624	9,567
Golar LNG Partners LP(3)	752	10,972
Höegh LNG Partners LP(3)	194	2,968
KNOT Offshore Partners LP(3)	802	12,706
ONEOK, Inc.(6)	916	21,980
Plains GP Holdings, L.P.(3)(6)	886	6,733
Plains GP Holdings, L.P.(3)(6)(7)	1,836	13,956
Spectra Energy Corp.(8)	562	16,422
Tallgrass Energy GP, LP(3)	52	832
Targa Resources Corp.	170	4,573
Teekay Offshore Partners L.P.(3)	157	464
VTTI Energy Partners LP(3)	384	7,011
The Williams Companies, Inc.(9)	431	6,892

		131,579

Midstream MLP(2)(10) — 52.1%
Arc Logistics Partners LP	476	5,877
Buckeye Partners, L.P.(8)	108	6,934
Crestwood Equity Partners LP	241	2,185
DCP Midstream Partners, LP	363	7,054
Enbridge Energy Management, L.L.C.(11)(12)	1,668	27,842
Energy Transfer Partners, L.P.	358	9,560
EnLink Midstream Partners, LP	468	4,292
Enterprise Products Partners L.P.	311	7,265
EQT Midstream Partners, LP	21	1,504
Global Partners LP	74	968
Magellan Midstream Partners, L.P.	25	1,662
Midcoast Energy Partners, L.P.	138	585
MPLX, LP	210	5,455
ONEOK Partners, L.P.(6)	272	7,994
Plains All American Pipeline, L.P.(6)	232	4,970
Rose Rock Midstream, L.P.	43	431
Summit Midstream Partners, LP	71	895
Sunoco Logistics Partners L.P.	152	3,733
Sunoco LP — Unregistered(4)	88	2,447
Tallgrass Energy Partners, LP	27	949
USD Partners LP	32	225
Western Gas Partners, LP	114	4,468
Williams Partners L.P.(9)	98	1,925

		109,220

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Other Energy Company — 7.5%
Anadarko Petroleum Corporation — 7.50% Tangible Equity Units(13)	140	$4,190
Macquarie Infrastructure Company LLC(8)	154	9,420
Tesoro Corporation(8)	25	2,017

		15,627

Total Equity Investments (Cost — $350,391)		256,426

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 16.9%
United States — 14.8%
Upstream — 14.8%
American Eagle Energy Corporation(14)(15)	11.000%	9/1/19	$4,800	600
BlackBrush Oil & Gas, L.P.	(16)	7/30/21	2,800	1,918
California Resources Corporation(6)	6.000	11/15/24	7,500	994
Canbriam Energy Inc.	9.750	11/15/19	9,390	7,676
Chief Oil & Gas LLC	(17)	8/8/21	9,609	4,900
Eclipse Resources Corporation	8.875	7/15/23	10,000	3,550
Energy & Exploration Partners, Inc.(14)(18)	(19)	1/22/19	990	124
Goodrich Petroleum Corporation(4)(14)(20)	8.875	3/15/18	2,677	241
Goodrich Petroleum Corporation(14)(20)	8.875	3/15/19	1,000	6
Halcón Resources Corporation	13.000	2/15/22	6,825	1,058
Jonah Energy LLC	(21)	5/29/21	3,000	1,320
Jones Energy, Inc.	9.250	3/15/23	5,000	2,425
Resolute Energy Corporation	8.500	5/1/20	4,900	1,568
Triangle USA Petroleum Corporation	6.750	7/15/22	800	124
Vantage Energy, LLC	(22)	12/31/18	8,840	4,420

Total United States (Cost — $76,687)				30,924

Canada — 2.1%
Upstream — 2.1%
Athabasca Oil Corporation (Cost — $5,197)	7.500	11/19/17	(23)	4,404

Total Debt Investments (Cost — $81,884)				35,328

Total Long-Term Investments (Cost — $432,275)				291,754

	No. of Shares/Units	Value
Short-Term Investment — 19.1%
Money Market Fund — 19.1%
J.P. Morgan 100% U.S. Treasury Money Market Fund — Capital Shares, 0.17%(24) (Cost — $40,000)	40,000	40,000

Total Investments — 158.4% (Cost — $472,275)		331,754

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(14)
Midstream Company
Spectra Energy Corp.	28.00	3/18/16	600	$(120)
Spectra Energy Corp.	30.00	3/18/16	300	(17)
Spectra Energy Corp.	31.00	3/18/16	300	(8)

				(145)

Midstream MLP
Buckeye Partners, L.P.	60.00	3/18/16	100	(55)
Buckeye Partners, L.P.	65.00	3/18/16	100	(16)

				(71)

Other Energy Company
Macquarie Infrastructure Company LLC	70.00	3/18/16	500	(6)
Tesoro Corporation	85.00	4/15/16	125	(41)
Tesoro Corporation	90.00	4/15/16	125	(26)

				(73)

Total Call Option Contracts Written (Premiums Received — $200)				(289)

Debt				(91,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(35,000)
Other Assets in Excess of Other Liabilities				4,051

Net Assets Applicable to Common Stockholders				$209,516

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the “Glossary of Key Terms” for the definitions of Midstream Companies and Midstream MLPs.

(3)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(4)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(5)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21975 per unit for the first quarter.

(6)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). The Fund does not believe that it is an affiliate of ONEOK Partners, L.P., ONEOK, Inc. or California Resources Corporation. See Note 5 — Agreements and Affiliations.

(7)	The Fund holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Fund’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Fund’s option. See Notes 3 and 7 in Notes to Financial Statements.

(8)	Security or a portion thereof is segregated as collateral on option contracts written.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2016

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(9)	On September 28, 2015, Energy Transfer Equity, L.P. announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P.

(10)	Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 23.9% of its total assets invested in publicly-traded partnerships at February 29, 2016. It is the Fund’s intention to be treated as a RIC for tax purposes.

(11)	Dividends are paid-in-kind.

(12)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(13)	Security is comprised of a prepaid equity purchase contract and a senior amortizing note. Unless settled earlier, each prepaid equity purchase contract will settle on June 7, 2018 for between 0.7159 and 0.8591 Western Gas Equity Partners, LP (“WGP”) common units (subject to Anadarko Petroleum Corporation’s (“APC”) right to deliver APC common stock in lieu of WGP common units). The Fund receives a quarterly payment of 7.50% per annum on the $50 per unit stated amount of the security.

(14)	Security is non-income producing.

(15)	On May 8, 2015, American Eagle Corporation filed voluntary petitions in the United States Bankruptcy Court for the District of Colorado seeking relief under Chapter 11 of the Bankruptcy Code. During the second quarter of fiscal 2015, the Fund stopped accruing interest income on this security.

(16)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 29, 2016).

(17)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 29, 2016).

(18)	On December 7, 2015, Energy & Exploration Partners, Inc. filed voluntary petitions in the United States Bankruptcy Court for the Northern District of Texas (Fort Worth) seeking relief under Chapter 11 of the Bankruptcy Code. During the first quarter, the Fund stopped accruing interest income on this security.

(19)	Floating rate second lien secured term loan. The interest rate on this security is LIBOR + 675 basis points with a 1.00% LIBOR floor.

(20)	On April 15, 2016, Goodrich Petroleum Corporation (“Goodrich”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas (Houston) seeking relief under Chapter 11 of the Bankruptcy Code. During the first quarter, the Fund stopped accruing interest income related to its investment in Goodrich.

(21)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of February 29, 2016).

(22)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (8.50% as of February 29, 2016).

(23)	Principal amount is 6,850 Canadian dollars.

(24)	Rate indicated is the current yield as of February 29, 2016.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2016

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $402,862)	$266,095
Affiliated (Cost — $29,413)	25,659
Short-term investments (Cost — $40,000)	40,000

Total investments (Cost — $472,275)	331,754
Cash	2,658
Deposits with brokers	248
Receivable for securities sold	2,452
Interest, dividends and distributions receivable	1,921
Deferred debt and preferred stock offering costs and other assets	1,815

Total Assets	340,848

LIABILITIES
Payable for securities purchased	2,281
Investment management fee payable	356
Call option contracts written (Premiums received — $200)	289
Accrued directors’ fees and expenses	88
Accrued expenses and other liabilities	2,318
Notes	91,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,400,000 shares issued and outstanding)	35,000

Total Liabilities	131,332

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$209,516

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (22,277,499 shares issued, 21,946,818 shares outstanding and 198,600,000 shares authorized)	$22
Paid-in capital	474,628
Accumulated net investment income less distributions not treated as tax return of capital	(23,499)
Accumulated net realized losses less distributions not treated as tax return of capital	(101,008)
Net unrealized losses	(140,627)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$209,516

NET ASSET VALUE PER COMMON SHARE	$9.55

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2016

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,847
Affiliated investments	793

Total dividends and distributions	7,640
Return of capital	(3,979)

Net dividends and distributions	3,661
Interest and other income	1,755

Total Investment Income	5,416

Expenses
Investment management fees	1,385
Professional fees	109
Directors’ fees and expenses	92
Administration fees	51
Reports to stockholders	47
Insurance	35
Other expenses	31

Total Expenses — before interest expense and preferred distributions	1,750
Interest expense including amortization and write-off of offering costs	6,106
Distributions on mandatory redeemable preferred stock including amortization and write-off of offering costs	1,683

Total Expenses	9,539

Net Investment Loss	(4,123)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(96,627)
Foreign currency transactions	(1)
Options	506

Net Realized Gains (Losses)	(96,122)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(50,648)
Investments — affiliated	(12,896)
Foreign currency translations	2
Options	(86)

Net Change in Unrealized Gains (Losses)	(63,628)

Net Realized and Unrealized Gains (Losses)	(159,750)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(163,873)

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015
OPERATIONS
Net investment income (loss)(1)	$(4,123)		$6,534
Net realized gains (losses)	(96,122)		(26,681)
Net change in unrealized gains (losses)	(63,628)		(372,157)

Net Decrease in Net Assets Resulting from Operations	(163,873)		(392,304)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS (1)
Dividends	(9,809	)(2)	(36,440	)(3)
Distributions — net long-term capital gains	—	(2)	(46,239	)(3)

Dividends and Distributions to Common Stockholders	(9,809)		(82,679)

CAPITAL STOCK TRANSACTIONS
Issuance of 136,202 shares of common stock	1,438	(4)	—
Issuance of 147,480 and 41,203 shares of common stock from reinvestment of dividends and distributions, respectively	1,282		1,204

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	2,720		1,204

Total Decrease in Net Assets Applicable to Common Stockholders	(170,962)		(473,779)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	380,478		854,257

End of period	$209,516		$380,478

(1)	Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. Distributions in the amount of $1,375 paid to holders of MRP Shares during the three months ended February 29, 2016 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information. Distributions in the amount of $5,567 paid to holders of MRP Shares for the fiscal year ended November 30, 2015 were characterized as dividends ($1,982) and as long-term capital gains ($3,585). A portion of the distributions characterized as dividends for the fiscal year ended November 30, 2015 was eligible to be treated as qualified dividend income. This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	Distributions paid to common stockholders for the three months ended February 29, 2016 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2015 were characterized as either dividends (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

(4)	On December 17, 2015, the Fund’s investment advisor, KA Fund Advisors, LLC, purchased $1,438 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2016

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(163,873)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	3,979
Net realized losses (excluding foreign currency transactions)	96,121
Net change in unrealized gains (excluding foreign currency translations)	63,630
Accretion of bond discounts, net	(76)
Purchase of long-term investments	(15,050)
Proceeds from sale of long-term investments	163,248
Purchase of short-term investments	(40,000)
Decrease in deposits with brokers	13
Increase in receivable for securities sold	(1,025)
Decrease in interest, dividends and distributions receivable	687
Amortization and write-off of deferred debt offering costs	447
Amortization and write-off of mandatory redeemable preferred stock offering costs	308
Decrease in other assets	57
Increase in payable for securities purchased	2,281
Decrease in investment management fee payable	(353)
Decrease in premiums received on call option contracts written	(402)
Decrease in accrued directors’ fees and expenses	(3)
Decrease in accrued expenses and other liabilities	(609)

Net Cash Provided by Operating Activities	109,380

CASH FLOWS FROM FINANCING ACTIVITIES
Redemption of notes	(94,000)
Redemption of mandatory redeemable preferred stock	(35,000)
Proceeds from issuance of common stock	1,438
Cash distributions paid to common stockholders	(8,527)

Net Cash Used in Financing Activities	(136,089)

NET DECREASE IN CASH	(26,709)
CASH — BEGINNING OF PERIOD	29,367

CASH — END OF PERIOD	$2,658

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $1,282 pursuant to the Fund’s dividend reinvestment plan.

During the three months ended February 29, 2016, interest paid related to debt obligations was $5,865.

During the three months ended February 29, 2016, the Fund received $969 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended November 30,
			2015		2014

Per Share of Common Stock(1)
Net asset value, beginning of period	$17.56		$39.51		$35.75
Net investment income (loss)(2)	(0.19)		0.30		(0.01)
Net realized and unrealized gains (losses)	(7.36)		(18.42)		5.61

Total income (loss) from operations	(7.55)		(18.12)		5.60

Common dividends — dividend income(3)	(0.45)		(1.68)		(1.57)
Common distributions — long-term capital gains(3)	—		(2.14)		(0.34)
Common distributions — return of capital(3)	—		—		—

Total dividends and distributions — common	(0.45)		(3.82	)(4)	(1.91)

Effect of shares issued in reinvestment of distributions	(0.01)		(0.01)		(0.02)
Effect of issuance of common stock	—		—		—
Effect of common stock repurchased	—		—		0.09

Net asset value, end of period	$9.55		$17.56		$39.51

Market value per share of common stock, end of period	$9.71		$15.46		$35.82

Total investment return based on common stock market value(5)	(33.9	)%(6)	(50.2)%		15.3%
Total investment return based on net asset value(7)	(42.8	)%(6)	(48.7)%		16.4%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$209,516		$380,478		$854,257
Ratio of expenses to average net assets
Management fees(9)	2.1%		1.9%		1.7%
Other expenses	0.5		0.2		0.2

Subtotal	2.6		2.1		1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	5.1	(10)	2.5		1.7
Management fee waiver	—		—		—
Excise taxes	—		0.4		—

Total expenses	7.7%		5.0%		3.6%

Ratio of net investment income (loss) to average net assets(2)	0.3	%(10)	1.0%		(0.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(60.6	)%(6)	(58.3)%		14.0%
Portfolio turnover rate	3.6	%(6)	45.3%		45.3%
Average net assets	$270,486		$672,534		$887,585
Notes outstanding, end of period	$91,000		$185,000		$235,000
Credit facility outstanding, end of period	$—		$—		$—
Term loan outstanding, end of period	$—		$—		$46,000
Mandatory redeemable preferred stock, end of period	$35,000		$70,000		$105,000
Average shares of common stock outstanding	21,848,444		21,657,943		21,897,671
Asset coverage of total debt(11)	368.7%		343.5%		441.4%
Asset coverage of total leverage (debt and preferred stock)(12)	266.3%		249.2%		321.3%
Average amount of borrowings per share of common stock during the period(1)	$5.53		$11.16		$12.84

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.01	$25.94
Net investment income (loss)(2)	(0.06)	0.17
Net realized and unrealized gains (losses)	8.61	4.64

Total income (loss) from operations	8.55	4.81

Common dividends — dividend income(3)	(1.15)	(1.30)
Common distributions — long-term capital gains(3)	(0.66)	(0.41)
Common distributions — return of capital(3)	—	—

Total dividends and distributions — common	(1.81)	(1.71)

Effect of shares issued in reinvestment of distributions	—	(0.03)
Effect of issuance of common stock	—	—
Effect of common stock repurchased	—	—

Net asset value, end of period	$35.75	$29.01

Market value per share of common stock, end of period	$32.71	$28.04

Total investment return based on common stock market value(5)	23.5%	33.3%
Total investment return based on net asset value(7)	30.5%	19.4%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$788,057	$635,226
Ratio of expenses to average net assets
Management fees(9)	1.8%	1.7%
Other expenses	0.2	0.3

Subtotal	2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.8
Management fee waiver	—	—
Excise taxes	0.1	—

Total expenses	3.9%	3.8%

Ratio of net investment income (loss) to average net assets(2)	(0.2)%	0.6%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	25.9%	16.8%
Portfolio turnover rate	49.1%	67.6%
Average net assets	$726,248	$620,902
Notes outstanding, end of period	$205,000	$165,000
Credit facility outstanding, end of period	$50,000	$48,000
Term loan outstanding, end of period	$—	$—
Mandatory redeemable preferred stock, end of period	$65,000	$65,000
Average shares of common stock outstanding	21,969,288	21,794,596
Asset coverage of total debt(11)	434.5%	428.7%
Asset coverage of total leverage (debt and preferred stock)(12)	346.3%	328.5%
Average amount of borrowings per share of common stock during the period(1)	$10.51	$8.85

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30, 2011	For the Period November 24, 2010(13) through November 30, 2010

Per Share of Common Stock(1)
Net asset value, beginning of period	$23.80	$23.83	(14)
Net investment income (loss)(2)	0.29	(0.02)
Net realized and unrealized gains (losses)	3.12	(0.01)

Total income (loss) from operations	3.41	(0.03)

Common dividends — dividend income(3)	(1.20)	—
Common distributions — long-term capital gains(3)	—	—
Common distributions — return of capital(3)	—	—

Total dividends and distributions — common	(1.20)	—

Effect of shares issued in reinvestment of distributions	(0.04)	—
Effect of issuance of common stock	(0.03)	—
Effect of common stock repurchased	—	—

Net asset value, end of period	$25.94	$23.80

Market value per share of common stock, end of period	$22.46	$25.00

Total investment return based on common stock market value(5)	(5.5)%	0.0	%(6)
Total investment return based on net asset value(7)	14.7%	(0.1	)%(6)
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$562,044	$452,283
Ratio of expenses to average net assets
Management fees(9)	1.6%	1.3%
Other expenses	0.3	0.3	(15)

Subtotal	1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3	—
Management fee waiver	(0.3)	(0.3)
Excise taxes	—	—

Total expenses	2.9%	1.3%

Ratio of net investment income (loss) to average net assets(2)	1.1%	(1.3	)%(15)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	13.4%	(0.1	)%(6)
Portfolio turnover rate	74.1%	0.0	%(6)
Average net assets	$537,044	$452,775
Notes outstanding, end of period	$115,000	$—
Credit facility outstanding, end of period	$45,000	$—
Term loan outstanding, end of period	$—	$—
Mandatory redeemable preferred stock, end of period	$35,000	$—
Average shares of common stock outstanding	21,273,512	19,004,000
Asset coverage of total debt(11)	473.2%	—
Asset coverage of total leverage (debt and preferred stock)(12)	388.2%	—
Average amount of borrowings per share of common stock during the period(1)	$6.50	—

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The actual characterization of the distributions made during the three months ended February 29, 2016 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)	Not annualized.

(7)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Ratio reflects total management fee before waiver.

(10)	For the purpose of annualizing these ratios, make whole premiums, accelerated interest, and the write-off of issuance costs related to the redemptions of Notes and MRP Shares have not been annualized.

(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(13)	Commencement of operations.

(14)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(15)	For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making quarterly cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidated value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of February 29, 2016, the Fund held 2.9% of its net assets applicable to common stockholders (1.8% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 29, 2016 was $6,028. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 29, 2016, the Fund did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three months ended February 29, 2016, the Fund did not engage in any short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 —Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Fund’s inception, it had also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Fund filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On February 5, 2016, the Fund received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change did not change the accounting method utilized for GAAP purposes. See Note 6 — Taxes.

I. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, an equivalent reduction in the cost basis of the associated investments and an increase to net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis (if any). For the three months ended February 29, 2016, the Fund estimated $3,979 of return of capital and there were no cash distributions that were in excess of cost basis.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following tables set forth the Fund’s estimated return of capital portion of the distributions received from its investments.

For the Three Months Ended February 29, 2016
Dividends from investments	$3,866
Distributions from investments	3,774

Total dividends and distributions from investments	$7,640

Dividends — % return of capital	19%
Distributions — % return of capital	86%
Total dividends and distributions — % return of capital	52%
Return of capital — attributable to net realized gains (losses)	$651
Return of capital — attributable to net change in unrealized gains (losses)	3,328

Total return of capital	$3,979

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

During the first quarter, the Fund established $394 of reserves against interest income related to its investments in Energy & Exploration Partners, Inc. ($24), Goodrich Petroleum Corporation ($127) and Midstates Petroleum Company, Inc. ($243). Once these reserves were established, the Fund stopped accruing interest income related to these investments.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the three months ended February 29, 2016, the Fund received $969 of paid-in-kind dividends from its investment in Enbridge Energy Management, L.L.C.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the three months ended February 29, 2016 as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) will be determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate debt obligations should generally be exempt from withholding tax on interest, with a few exceptions (e.g., a profit participating debt interest).

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Since the Fund’s inception, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Fund filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. On February 5, 2016, the Fund received notification that the IRS approved the tax accounting method change effective December 1, 2014. See Note 6 — Taxes.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2011 remain open and subject to examination by federal and state tax authorities.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

P. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. ASU No. 2015-03 and ASU No. 2015-15 are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, and should be applied retrospectively. The Fund will adopt these changes in fiscal 2017 when they become effective.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 29, 2016, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$256,426	$236,683	$13,956	(1)	$5,787
Debt investments	35,328	—	35,087		241
Short-term investments	40,000	40,000	—		—

Total assets at fair value	$331,754	$276,683	$49,043		$6,028

Liabilities at Fair Value
Call option contracts written	$289	$—	$289		$—

(1)	The Fund’s investment in Plains AAP, L.P. (“PAA GP”) is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Fund’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Fund values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

For the three months ended February 29, 2016, there were no transfers between Level 1 and Level 2.

As of February 29, 2016, the Fund had Notes outstanding with aggregate principal amount of $91,000 and 1,400,000 shares of MRP Shares outstanding with a total liquidation value of $35,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 29, 2016, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$91,000	$94,300
MRP Shares	$35,000	$35,700

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 29, 2016.

	Equity	Debt	Total
Balance — November 30, 2015	$4,327	$—	$4,327
Purchases	2,500	—	2,500
Transfers in from Level 2	—	857	857
Transfers out to Level 1 and 2	—	—	—
Realized gains (losses)	—	—	—
Unrealized gains (losses), net	(1,040)	(616)	(1,656)

Balance — February 29, 2016	$5,787	$241	$6,028

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The purchase of $2,500 relates to the Fund’s investment in Sunoco LP that was made in December 2015.

The Fund utilizes the beginning of reporting period method for determining transfers between levels. The $857 transfer in from Level 2, as described below, relates to the Fund’s investment in the Goodrich Petroleum Corporation (“Goodrich”) 8.875% second lien senior secured notes due 2018 (the “Goodrich Second Lien Notes”).

The $1,656 of net unrealized losses relate to investments that were still held at February 29, 2016, and the Fund includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Fund applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common unit will be used for the Class B Units.

During the first quarter, the Fund determined that the price provided by an independent pricing service for its investment in the Goodrich Second Lien Notes was not representative of fair value and accordingly began categorizing the investment as a Level 3 investment (previously a Level 2 investment). In order to estimate the value of its investment in the Goodrich Second Lien Notes, the Fund uses a model to estimate the total value of Goodrich’s assets. This estimated valued is then used to determine the expected recovery amount on the Goodrich Second Lien Notes (the “Recovery Analysis”). The model is based on Goodrich’s reserves, undeveloped acreage and expected production profile. The Fund performs a Recovery Analysis for comparable upstream companies with public debt securities and compares these estimated recovery values to the market prices for such company’s debt securities. In general, the debt securities for comparable upstream companies trade at discounted values to their expected recovery amounts. Based on this information, the Fund selected a range of discounts to apply to the expected recovery amount to estimate the value of the Goodrich Second Lien Notes.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of February 29, 2016:

Quantitative Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$3,340	- Convertible pricing model	- Credit spread	11.0%	12.0%	11.5%
public companies – valued based on pricing model			- Volatility - Discount for marketability	45.0% 10.0%	50.0% 10.0%	47.5% 10.0%
Equity securities of public companies (PIPE) – valued based on a discount to market value	2,447	- Discount to publicly-traded securities	- Current Discount	7.2%	7.2%	7.2%
Debt securities of public companies – valued based on expected recovery	241	- Discount to expected recovery of comparable securities	- Expected recovery amount - Market discount to expected recovery	23.0% 65.0%	23.0% 86.0%	23.0% 75.5%

Total	$6,028

4.	Concentration of Risk

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 29, 2016, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	100.0%
Equity securities	87.9%
Debt securities	12.1%
Securities of MLPs(1)	37.4%
Largest single issuer	9.5%
Restricted securities	17.2%

(1)	Refer to the “Glossary of Key Terms” for the definitions of Energy Companies and MLPs.

5.	Agreements and Affiliations

A. Administration Agreement — The Fund has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Fund. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. On March 30, 2016, the Fund renewed its investment management agreement with KAFA for a period of one year. The investment management agreement will expire on March 31, 2017 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the three months ended February 29, 2016, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Fund, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP as described in Note 3 — Fair Value). The Fund believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

California Resources Corporation — Mr. Sinnott serves as a director of California Resources Corporation (“CRC”). The Fund’s investment in CRC is not a voting security, and as such, the Fund does not believe that it is an affiliate of CRC.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Fund, began serving as a director of ONEOK, Inc. during December 2015. ONEOK, Inc. is the general partner of ONEOK Partners, L.P. Despite Mr. McCarthy’s participation on the board of ONEOK, Inc., the Fund does not believe it is an affiliate of ONEOK, Inc. or ONEOK Partners, L.P. because the Fund’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of February 29, 2016, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

For the fiscal year ended November 30, 2015, the tax character of the total $82,679 distributions paid to common stock holders was $36,440 of dividend income and $46,239 of long-term capital gains, and the tax character of the total $5,567 distributions paid to holders of MRP Shares was $1,982 of dividend income and $3,585 of long-term capital gains.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On July 13, 2015, the Fund filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Fund’s inception, based on the advice of its tax adviser, it had utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Fund has come to the conclusion that the average cost method is a more certain tax position.

On February 5, 2016, the Fund received notification that the IRS approved the tax accounting method change effective December 1, 2014. The tax accounting method change did not change the Fund’s net asset value and the difference between the two methods ($20,943) reduced fiscal 2015 taxable income. See Note 2 — Significant Accounting Policies.

At February 29, 2016, the cost basis of investments for federal income tax purposes was $486,552, and the premiums received on outstanding option contracts written were $200. At February 29, 2016, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$13,943
Gross unrealized depreciation of investments (including options)	(168,830)

Net unrealized depreciation of investments before foreign currency related translations	(154,887)
Unrealized depreciation on foreign currency related translations	(24)

Net unrealized depreciation of investments	$(154,911)

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 29, 2016, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P.(1)	(2)	(3)	1,836	$5,667	$13,956	$7.60	6.6%	4.1%
Senior Notes and Secured Term Loans(4)
American Eagle Energy Corporation(5)	8/13/14	(6)	$4,800	4,759	600	n/a	0.3	0.2
Athabasca Oil Corporation	(2)	(6)	(7)	5,197	4,404	n/a	2.1	1.3
BlackBrush Oil & Gas, L.P.	7/21/14	(8)	2,800	2,783	1,918	n/a	0.9	0.6
Canbriam Energy Inc.	(2)	(8)	9,390	9,467	7,676	n/a	3.7	2.3
Chief Oil & Gas LLC	(2)	(8)	9,609	9,254	4,900	n/a	2.3	1.4
Eclipse Resources Corporation	(2)	(6)	10,000	9,664	3,550	n/a	1.7	1.0
Energy & Exploration Partners, Inc.(5)	12/22/14	(8)	990	746	124	n/a	0.1	—
Halcón Resources Corporation	9/10/15	(6)	6,825	6,825	1,058	n/a	0.5	0.3
Jonah Energy LLC	5/8/14	(8)	3,000	2,966	1,320	n/a	0.6	0.4
Triangle USA Petroleum Corporation	7/15/14	(6)	800	800	124	n/a	0.1	—
Vantage Energy, LLC	(2)	(8)	8,840	8,801	4,420	n/a	2.1	1.3

Total				$66,929	$44,050		21.0%	12.9%

Level 3 Investments(9)
Equity Investments
Capital Product Partners L.P.
Class B Units	(2)	(6)	606	3,877	3,340	5.51	1.6	1.0
Sunoco LP
Common Units	12/3/15	(6)	88	2,437	2,447	27.90	1.2	0.7
Senior Notes
Goodrich Petroleum Corporation(5)	9/25/15	(6)	2,677	2,677	241	n/a	0.1	0.1

Total				$8,991	$6,028		2.9%	1.8%

Total of all restricted investments				$75,920	$50,078		23.9%	14.7%

(1)	The Fund values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 — Fair Value.

(2)	Security was acquired at various dates during prior fiscal years.

(3)	The Fund’s investment in PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Fund’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Security has filed voluntary petitions in the United States Bankruptcy Court seeking relief under Chapter 11 of the Bankruptcy Code.

(6)	Unregistered or restricted security of a publicly-traded company.

(7)	Principal amount is 6,850 Canadian dollars.

(8)	Unregistered security of a private company.

(9)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 29, 2016 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2015	5,615	$602
Options written	2,810	270
Options subsequently repurchased(1)	(1,815)	(231)
Options exercised	(400)	(60)
Options expired	(4,060)	(381)

Options outstanding at February 29, 2016(2)	2,150	$200

(1)	The price at which the Fund subsequently repurchased the options was $105, which resulted in net realized gains of $126.

(2)	The percentage of total long-term investments subject to call options written was 3.4% at February 29, 2016.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of February 29, 2016, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 29, 2016
Call options written	Call option contracts written	$289

The following table set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended February 29, 2016
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$506	$(86)

9.	Investment Transactions

For the fiscal year ended February 29, 2016, the Fund purchased and sold securities in the amounts of $15,050 and $163,248 (excluding short-term investments and options).

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

10.	Credit Facility and Term Loan

At February 29, 2016, the Fund had a $105,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a three-year commitment, maturing on November 21, 2016. The interest rate on outstanding loan balances may vary between LIBOR plus 1.50% and LIBOR plus 2.15%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.25% per annum on any unused amounts of the Credit Facility.

For the three months ended February 29, 2016, the Fund had no borrowings under the Credit Facility. Under the terms of the Credit Facility the Fund is unable to borrow unless its net assets exceed a minimum net asset threshold ($267,325 as of February 29, 2016). As of February 29, 2016, the Fund was unable to borrow under the Credit Facility because its net asset value was below the minimum net asset threshold.

At February 29, 2016, the Fund had a $50,000 unsecured revolving term loan (“Term Loan”). The Term Loan has a five-year commitment and borrowings under the Term Loan accrue interest at a rate of LIBOR plus 1.30%. The Fund pays a fee of 0.25% per annum on any unused amount of the Term Loan.

For the three months ended February 29, 2016, the Fund had no borrowings under the Term Loan. Under the terms of the Term Loan the Fund is unable to borrow unless its net assets exceed a minimum net asset threshold ($487,801 as of February 29, 2016). As of February 29, 2016, the Fund was unable to borrow under the Term Loan because its net asset value was below the minimum net asset threshold.

As of February 29, 2016, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Notes

At February 29, 2016, the Fund had $91,000 aggregate principal amount of Notes outstanding. During the first quarter, the Fund redeemed $94,000 of Notes. The table below sets forth a summary of those redemptions.

Date of Redemption	Series	Principal Redeemed	Redemption Price
12/7/15	A	$5,000	100.6%
12/7/15	B	15,000	106.7
12/14/15	B	20,000	106.5
12/14/15	C	20,000	102.0
1/12/16	B	19,000	106.7
2/18/16	B	6,000	102.0
2/18/16	C	9,000	102.0

		$94,000

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below sets forth the key terms of each series of Notes outstanding at February 29, 2016.

Series	Principal Outstanding November 30, 2015	Principal Redeemed	Principal Outstanding February 29, 2016	Estimated Fair Value February 29, 2016	Fixed Interest Rate	Maturity
A	$5,000	$(5,000)	$—	$—	3.93%	3/3/16
B	60,000	(60,000)	—	—	4.62%	3/3/18
C	50,000	(29,000)	21,000	22,400	4.00%	3/22/22
D	40,000	—	40,000	40,700	3.34%	5/1/23
E	30,000	—	30,000	31,200	3.46%	7/30/21

	$185,000	$(94,000)	$91,000	$94,300

Holders of the Notes are entitled to receive cash interest payments semi-annually (on September 3 and March 3) at the fixed rate. As of February 29, 2016, the weighted average interest rate on the outstanding Notes was 3.53%.

As of February 29, 2016, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At February 29, 2016, the Fund was in compliance with all covenants under the agreements of the Notes.

12.	Preferred Stock

At February 29, 2016, the Fund had 1,400,000 shares of MRP Shares outstanding, with a total liquidation value of $35,000 ($25.00 per share). During the first quarter, the Fund redeemed all 1,200,000 shares of its Series B MRP Shares and 200,000 shares of its Series C MRP Shares. Both series were redeemed at 102.0% of liquidation value plus accumulated unpaid dividends. The table below sets forth the key terms of each series of MRP Shares outstanding at February 29, 2016.

Series	Liquidation Value November 30, 2015	Liquidation Value Redeemed	Liquidation Value February 29, 2016	Estimated Fair Value February 29, 2016	Rate	Mandatory Redemption Date
B	$30,000	$(30,000)	$—	$—	4.50%	3/22/20
C	40,000	(5,000)	35,000	35,700	4.06%	7/30/21

	$70,000	$(35,000)	$35,000	$35,700

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

On December 16, 2015, FitchRatings downgraded the rating on the Fund’s MRP Shares to “A” from “AA”. The dividend rate on the Fund’s MRP Shares will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make quarterly dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Fund would fail to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At February 29, 2016, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At February 29, 2016, the Fund had 198,600,000 shares of common stock authorized and 21,946,818 shares outstanding. On December 17, 2015, KAFA agreed to purchase $1,438 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015. The new shares were purchased at the net asset value as of the close of business on December 18, 2015 ($10.56 per share) which represents a 2.9% premium to the closing market price. The 136,202 shares issued in connection with this purchase were distributed amongst the principals of KAFA, including KACALP, the managing member of KAFA. As of February 29, 2016, KACALP and KAFA owned 57,740 and 4,000 shares of the Fund, respectively. Transactions in common shares for the three months ended February 29, 2016 were as follows:

Shares outstanding at November 30, 2015	21,663,136
Shares issued in connection with purchase by investment advisor	136,202
Shares issued through reinvestment of distributions	147,480

Shares outstanding at February 29, 2016	21,946,818

14.	Subsequent Events

On March 30, 2016, the Fund declared its quarterly distribution of $0.35 per common share for the first quarter. The total distribution of $7,681 was paid April 22, 2016. Of this total, pursuant to the Fund’s dividend reinvestment plan $996 was reinvested into the Fund through the issuance of 87,352 shares of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets and are taxed as corporations for federal income tax purposes. This includes companies structured like MLPs, but not treated as a publicly-traded partnership for RIC qualification purposes. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.

“MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, Other MLPs and MLP Affiliates.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ANNUAL CERTIFICATION

(UNAUDITED)

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.